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                                                                   Exhibit 10.12

                           SECOND AMENDMENT TO LOAN
                            AND SECURITY AGREEMENT

     This Second Amendment to Loan and Security Agreement is entered into on this 24th day of September, 1997 by and between SeaChange International, Inc., a Delaware corporation with its principal address at 124 Acton Street, Maynard, Massachusetts (hereinafter, the "Borrower"), and BankBoston, N.A., successor by merger with BayBank, N.A., a national banking association, with offices located at 100 Federal Street, Boston, Massachusetts (hereinafter, the "Lender"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom.

                                  WITNESSETH:
                                  ----------
     WHEREAS, pursuant to the terms of a Loan and Security Agreement dated September 25, 1996 by and between the Borrower and Lender, as amended by a certain First Amendment to Loan and Security Agreement dated March 30, 1997 (as amended, the "Loan Agreement"), the Lender agreed to establish a Working Capital Line (as defined in the Loan Agreement) in the Borrower's favor in the amount of the Borrower's Availability (as defined in the Loan Agreement); and

     WHEREAS, the Borrower has requested that the Lender agree to modify the Loan Agreement by extending the Working Capital Line Maturity Date (as defined in the Loan Agreement) by an additional twelve (12) months.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     1. The Loan Agreement is hereby amended by deleting the following text appearing in Section 12-1 of the Loan Agreement:

       "(a) The Working Capital Line shall be terminated upon the sooner of (the
            "WORKING CAPITAL LINE MATURITY DATE"):

             (i) the entry of any order for relief with respect to the Borrower under the Bankruptcy Code; or

             (ii) at the Lender's option, upon or after the occurrence of an Event of Default, as defined hereunder; or

             (iii) September 24, 1997."


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        and by substituting therefor the following:

        "(a) The Working Capital Line shall be terminated upon the sooner of (the "WORKING CAPITAL LINE MATURITY DATE"):

             (i) the entry of any order for relief with respect to the Borrower under the Bankruptcy Code; or

             (ii) at the Lender's option, upon or after the occurrence of an Event of Default, as defined hereunder; or

             (iii) September 24, 1998."

     2. The Loan Agreement is hereby amended by deleting the following text appearing in Section 11-1 of the Loan Agreement:

        "If to the Lender: BayBank, N.A.
                           7 New England Executive Park
                           Burlington, Massachusetts 01803
                           Attention: Stephen C. Buzzell
                                      Vice President"

        and by substituting therefor the following:

        "If to the Lender: BankBoston, N.A.
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Attention: Stephen C. Buzzell
                                      Vice President"

     3. The Borrower hereby ratifies, confirms and reaffirms, all and singular the terms and conditions of any and all documents, instruments and/or agreements executed and/or delivered by the Borrower to the Lender in connection with the loan arrangement evidenced by the Loan Agreement.

     4. The Borrower acknowledges, confirms and agrees that it has no offsets, defenses or counterclaims against the Lender with respect to any of the Liabilities (as defined in the Loan Agreement) or other obligations due and owing to the Lender, and to the extent that the Borrower has or had any such offsets, defenses, or counterclaims, the Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses and counterclaims.

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     Except as amended hereby, all terms and conditions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                                              ("BORROWER")
                                          SEACHANGE INTERNATIONAL, INC.

                                          By: /s/ Joseph S. Tibbetts, Jr.
                                             -----------------------------------

                                          Name: Joseph S. Tibbetts, Jr.
                                               ---------------------------------

                                          Title: Vice President, Finance &
                                                --------------------------------
                                                 Administration, CFO and
                                                --------------------------------
                                                 Treasurer
                                                --------------------------------

                                              ("LENDER")
                                          BANKBOSTON, N.A.

                                          By: /s/ Stephen C. Buzzell
                                             -----------------------------------

                                          Name: Stephen C. Buzzell
                                                --------------------------------

                                          Title: Vice President
                                                --------------------------------